SHARE-BASED PAYMENTS 2 (Detail) ¥ in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2020 CNY (¥)	Dec. 31, 2020 USD ($)	Dec. 31, 2019 CNY (¥)	Dec. 31, 2018 CNY (¥)
Total	¥ 17,999	$ 2,758	¥ 47,889	¥ 18,631
Share Incentive Plan 2017 [Member]
Cost of revenues	1,821	279	2,617	1,315
Selling and marketing expenses	1,497	229	1,016	4,229
General and administrative expenses	14,681	2,250	44,256	14,808
Total	¥ 17,999	$ 2,758	¥ 47,889	¥ 20,352